SUPPLEMENT DATED FEBRUARY 10, 2004 TO THE
                                                           HIGH YIELD BOND TRUST
                                                    PROSPECTUS DATED MAY 1, 2003


Please retain this supplement and keep it with the prospectus for future reference.

Effective February 6, 2004, Paul A. Mataras and David A. Nadeau are serving as Portfolio Managers of the Fund, replacing Thomas L. Hajdukiewicz.

Therefore, the Portfolio Manager section is replaced with the following:

Mr. Paul A. Mataras and Mr. David A. Nadeau serve as the Portfolio Managers for the Fund.

Mr. Mataras is a Vice President in the High Yield Group. He is responsible for investments in high yield securities in the following industries:
Telecommunications, Technology, Homebuilding, Building Products and Industrials. Mr. Mataras joined Citigroup in 1991 as a Director of Corporate Development. In November 1992 he began working as an investment officer with the Travelers Securities Department in the Private Placements and Investment Grade groups.

Mr. David A. Nadeau is a Vice President in the High Yield Group. He is responsible for investments in high yield securities in the following industries: Energy, Wireless Telecommunications, Chemicals, Paper & Forest Products, and Media. Immediately prior to joining Citigroup, David worked as a Vice President in the Global Special Investments group at ING Barings. He was responsible for investments in high yield, distressed and equity securities for the firm's $1.25 billion proprietary trading fund. Mr. Nadeau began his career in 1991 at Paine Webber Inc. as an investment banker in the firm's Corporate Finance Division.


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